Earnings Presentation Second Quarter 2012 Presenters: Joseph P. Campanelli Chief Executive Officer Paul D. Borja Chief Financial Officer

2 Legal Disclaimer This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Examples of forward- looking statements include statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Except to fulfill our obligations under the U.S. securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include: (1) Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to stockholders; (2) Competitive factors for loans could negatively impact gain on loan sale margins; (3) Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins, market share and ability to transform business model; (4) Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the residential mortgage loan secondary market, could adversely affect our business; (5) Changes in regulatory capital requirements or an inability to achieve or maintain desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value or to transform our business model; (6) General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other related criminal activity and the further decline of asset values in certain geographic markets, may significantly affect our business activities, loan losses, reserves, earnings and business prospects; (7) Factors concerning the implementation of proposed refinements and transformation of our business model could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy; (8) Actions of mortgage loan purchasers, guarantors and insurers regarding repurchases and indemnity demands and uncertainty related to foreclosure procedures could adversely affect our business activities and earnings; (9) The Dodd-Frank Wall Street Reform and Consumer Protection Act has resulted in the elimination of the Office of Thrift Supervision, tightening of capital standards, and the creation of a new Consumer Financial Protection Bureau ("CFPB") and has resulted, or will result, in new laws, regulations and regulatory supervisors that are expected to increase our costs of operations. In addition, the change to the Office of the Comptroller of the Currency ("OCC") as Flagstar Bank, FSB’s primary federal regulator may result in interpretations affecting our operations different than those of the Office of Thrift Supervision ("OTS"); (10) Both the volume and the nature of consumer actions and other forms of litigation against financial institutions have increased and to the extent that such actions are brought against us or threatened, the cost of defending such suits as well as potential exposure could increase our costs of operations; (11) Our compliance with the terms and conditions of the agreement with the U.S. Department of Justice, the impact of performance and enforcement of commitments under, and provisions contained in the agreement, and our accuracy and ability to estimate the financial impact of that agreement, including the fair value of the future payments required, could accelerate our litigation settlement expenses relating thereto; (12) The downgrade by Standards & Poor's of the long-term credit rating of the U.S. could materially affect global and domestic financial markets and economic conditions, which may affect our business activities, financial condition, and liquidity; and (13) If we do not regain compliance with the New York Stock Exchange ("NYSE") continued listing requirements, our common stock may be delisted from the NYSE. All of the above factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such factor on our business. Please also refer to Item 1A to Part I of our Annual Report on Form 10-K, which is incorporated by reference herein, for further information on these and other factors affecting us. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved.

3 Second Quarter 2012 Highlights  Net income to common stockholders of $86.0 million, or $0.15 per share (year-to-date net income of $77.3 million, or $0.13 per share) • Gain on loan sale income of $212.7 million, or 166 bps • Net servicing revenue of $28.7 million and loan fees and charges of $34.8 million • Quarterly bank net interest margin relatively flat at 2.37% • Retail core deposits increased from prior quarter and cost of funds declined from prior quarter • Commercial loans continue to grow, consistent with business plan  Remained well-capitalized with significant liquidity • Tier 1 capital ratio (to adjusted total assets) increased to 9.07% • Significant liquidity, with cash and cash equivalents of $1.3 billion, in addition to over $600 million in unused capacity at FHLB  Continued emphasis on credit risk management and controlling credit costs • Total credit-related costs decreased by 40.3% from prior quarter • Total delinquent loans held-for-investment declined slightly • Allowance coverage ratio remained stable at 66.5%

4 Summary Financial Results [1] Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. [2] See Non-GAAP reconciliation on pages 41 – 42. ($ in millions, except per share data) Q2 2012 Q1 2012 Q2 2011 Net Interest Income $75.5 $74.7 $51.3 Provision $58.4 $114.7 $48.4 Gain on Loan Sale $212.7 $204.9 $39.8 Net Servicing Revenue [1] $28.7 $32.9 $30.6 Net Gain (Loss) Applicable to Common Shareholders $86.0 ($8.7) ($74.9) Diluted Earnings / (Loss) per Share $0.15 ($0.02) ($0.14) Total Assets $14,368.4 $14,042.3 $12,662.8 Total Stockholders' Equity $1,178.3 $1,087.4 $1,174.4 Book Value per Common Share $1.65 $1.49 $1.66 NPLs / Gross Loans HFI 6.59% 6.11% 6.75% NPAs / Total Assets (Bank) 3.75% 3.67% 4.06% ALLL / NPLs 66.50% 69.11% 67.93% ALLL / Gross Loans HFI 4.38% 4.22% 4.59% NPAs / Tier 1 Capital + Allowance for Loan Losses [2] 34.04% 34.62% 33.30% Tier 1 Capital Ratio 9.07% 8.64% 10.07% Total Risk Based Capital Ratio 17.03% 16.06% 19.73% Tier 1 Common to Risk Weighted Assets 9.60% 8.58% 11.08% Total Equity / Total Assets 8.20% 7.74% 9.27%

5 Pre-tax, Pre-credit-cost Revenue -- Pre-tax, pre-credit-cost revenue of $215.5 million, increased from prior quarter… Note: See Non-GAAP reconciliation on pages 41 - 42. ($ in millions)

6 Gain on Loan Sales -- Gain on loan sale income improved from prior quarter, driven by the strength of the mortgage banking business… ($ in millions)

$2,347.2 $2,538.9 $2,148.3 $2,188.5 $3,324.5 $2,295.5 $4,387.5 $8,038.8 $8,980.9 $9,222.5 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Purchase Originations Refinance Originations 7 Residential Mortgage Originations -- Residential first mortgage originations increased from the prior quarter, driven by increases in both purchase and refinance originations… ($ in millions)

8 Historical Monthly Lock Volume ($ in millions) -- Residential first mortgage rate locks continued at historically high levels, reflecting the favorable interest rate environment… $1,500 $2,500 $3,500 $4,500 $5,500 $6,500 $7,500 2007 2008 2009 2010 2011 2012

9 Net Servicing Revenue -- Mortgage servicing rights portfolio, net of hedges, continues to generate substantial revenues… Note: Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. ($ in millions)

10 Bank Net Interest Income and Margin ($ in millions) -- Bank net interest income was relatively flat from the prior quarter…

11 Cost of Funds -- Average cost of funds continues to improve… ($ in millions)

12 Retail Core Deposits -- Retail core deposits increased, both in total and as a percentage, from the prior quarter… Note: Retail core deposits include checking accounts, savings accounts, and money market accounts. ($ in millions)

13 Commercial Non-RE Portfolio -- Commercial non-real estate loan balances continue to grow, consistent with the business plan… ($ in millions) Note: Includes commercial and industrial and commercial lease financing loans.

14 Commercial RE Portfolio Note: “ Legacy CRE” consists loans originated prior to 2011, including those refinanced during 2009 and 2010, while “New CRE” consists of loans originated during 2011 and 2012. -- The “new” commercial real estate loan portfolio continues to grow, while the “legacy” portfolio continues to run-off… $1,059.7 $1,025.1 $970.0 $873.0 $746.9 $51.5 $243.7 $273.0 $284.9 $328.2 $- $500 $1,000 $1,500 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Legacy CRE New CRE ($ in millions)

15 Regulatory Capital Ratios -- Regulatory capital ratios improved from the prior quarter…

16 Summary Asset Quality (1) Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans. (2) Includes non-performing loans available-for-sale. Totals may not foot due to rounding $ in millions Q2 2012 Q1 2012 Q2 2011 Consumer (1) $62.1 $67.7 $91.2 Commercial (1) $1.7 $11.1 $1.4 Total 30 - 59 Days Past Due $63.8 $78.9 $92.6 Consumer (1) $24.8 $39.1 $46.1 Commercial (1) $2.3 $8.8 $0.2 Total 60 - 89 Days Past Due $27.1 $47.9 $46.3 Consumer (1) $293.5 $314.2 $298.8 Commercial (1) $138.1 $92.4 $104.6 Total Greater than 90 days Past Due $431.6 $406.6 $403.4 Non-performing Assets (2) $541.3 $518.1 $518.8 To Total Assets (Bank only) 3.75% 3.67% 4.10% Provision for Loan Losses $58.4 $114.7 $48.4 Charge-offs, Net of Recoveries $52.4 $151.7 $45.4 Allowance for Loan Losses $287.0 $281.0 $274.0 To Loans Held for Investment 4.38% 4.22% 4.59% To Non-performing Loans 66.5% 69.1% 67.9% Real Estate Owned $107.2 $108.7 $110.1 -- Consumer credit quality continues to improve…

$48.4 $36.7 $63.5 $114.7 $58.4 $23.3 $34.5 $32.4 $36.8 $20.9 $21.4 $39.0 $69.3 $60.5 $46.0 $0 $50 $100 $150 $200 $250 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Provision for loan losses Asset resolution Representation and warranty reserve – change in estimate 17 Primary Credit-Related Costs -- The three largest credit-related costs each decreased from the prior quarter… ($ in millions)

18 Allowance for Loan Losses ($ in millions) -- The allowance for loan losses increased from prior quarter…

19 Troubled Debt Restructures (TDRs) ($ in millions) -- TDRs increased from prior quarter, consistent with the focus on risk management and emphasis on increased loan modifications and other loss mitigation activities … $111.0 $133.5 $137.6 $67.2 $59.2 $39.2 $32.4 $61.3 $93.3 $74.8 $486.7 $454.6 $481.2 $530.7 $599.4 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Nonperforming TDRs Modified (less than 6 months) Performing TDRs

20 Net Charge-offs ($ in millions) -- Net charge-offs decreased significantly from prior quarter as a result of the heightened level taken in the first quarter related to the write-off of the Specific Valuation Allowances… Note: Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans.

21 Declines in Legacy Assets Note: “ Legacy CRE” consists loans originated prior to 2011, including those refinanced during 2009 and 2010. ($ in millions) -- Substantial declines in residential first and second mortgage held-for-investment portfolios and the “legacy” portion of commercial real estate held-for-investment portfolio…

22 HFI Delinquent Loan Trends Note: Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans.

23 Representation and Warranty Reserve ($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12 2005 & Prior $21 $12 $13 $18 $26 2006 30 31 32 28 34 2007 84 99 86 94 136 2008 40 45 45 63 89 2009-2012 19 22 14 36 60 Total $194 $209 $190 $239 $344 Pending demands increased in 2Q12; primarily FNMA loans ($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12 Period -end Balance $326 $352 $343 $357 $479 % Non-Agency (approx) 2% 2% 2% 2% < 1% Key reserve variables UPB Metric (2005-2012 Vintages) (1) 1Q12 2Q12 Sold UPB $175 (B) $192 (B) Remaining UPB (2) $75 (B) $83 (B) Loan File Review as % of UPB 5% 9% Repurchase Demand Rate 21% 15% Actual Repurchase Rate (Win/Loss) (Weighted Avg.) 44% 38% Loss Severity Rate (Weighted Avg.) 36% 40% Ending Reserve Balance $142 (M) $161 (M) 2Q 12 charge-offs declined; reserve increased ($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12 Beg Balance $79 $79 $85 $120 $142 Additions 23 41 73 66 52 Charge-offs (23) (35) (38) (44) (34) End Balance $79 $85 $120 $142 $161 (1) Includes estimates (2) Includes servicing sold with recourse Demands increased in 2Q12

Appendix

25 Full Income Statement Totals may not foot due to rounding ($ in millions, except per share data) Q2 2012 Q1 2012 Q2 2011 Net Interest Income $75.5 $74.7 $51.3 Provision for Loan Losses 58.4 114.7 48.4 Net Interest Income (Loss) after Provision 17.1 (39.9) 2.9 Non-interest Income 240.3 221.4 58.1 Non-interest Expense 169.5 188.7 130.9 Net Earnings (Loss) Before Tax Provision 87.9 (7.3) (69.9) Provision for Income Taxes 0.5 0.0 0.3 Net Earnings (Loss) Before Preferred Dividends 87.4 (7.3) (70.2) Preferred Dividends (1.4) (1.4) (4.7) Net Earnings (Loss) $86.0 ($8.7) ($74.9) Weighted average common shares outstanding 561.8 556.6 553.9 Diluted Earnings (Loss) per Share $0.15 ($0.02) ($0.14)

26 Select Balance Sheet Items Totals may not foot due to rounding ($ in millions) Q2 2012 Q1 2012 Q2 2011 Total assets $14,368.4 $14,042.3 $12,662.8 Cash and interest earning deposits $1,270.4 $757.9 $757.9 First mortgage and construction loans 3,102.1 3,304.9 3,745.2 Second mortgage loans 127.4 132.5 155.5 Commercial real estate loans 1,075.0 1,157.9 1,111.1 Warehouse loans 1,261.4 1,104.2 513.7 Consumer lending (including HELOC and other) 255.8 271.3 318.4 Commercial and Industrial 728.4 688.7 131.1 Investment loan portfolio $6,550.3 $6,659.5 $5,975.1 Loans held for sale $2,459.5 $2,492.9 $2,002.9 Loans repurchased with government guarantees 1,999.1 2,003.0 1,711.6 Securities classified as trading 169.8 307.4 292.4 Securities classified as available for sale 424.8 448.1 551.2 Mortgage servicing rights 638.9 596.8 577.4

27 Deposit Mix Note: Represents the ending balance and rate for period noted. Retail core deposits include demand, savings and money market accounts. Totals may not foot due to rounding ($ in millions) Balance Rate Balance Rate Balance Rate Retail Deposits: Demand deposits 631$ 0.14% 648$ 0.17% 623$ 0.20% Savings deposits 1,846 0.69% 1,757 0.79% 1,236 0.74% Money market deposits 474 0.47% 468 0.47% 588 0.73% Certificates of deposit 3,126 1.25% 3,120 1.29% 2,765 1.76% Total retail deposits 6,076 0.90% 5,993 0.96% 5,212 1.21% Core retail deposits / retail deposits 48.55% 47.94% 46.95% Government Banking Deposits: Demand deposits 126 0.38% 93 0.41% 62 0.44% Savings deposits 244 0.56% 312 0.56% 384 0.65% Certificates of deposit 351 0.62% 375 0.63% 229 0.76% Total government banking deposits 721 0.56% 780 0.57% 675 0.67% Company controlled deposits 1,786 0.00% 1,480 0.00% 815 0.00% Wholesale deposits 339 3.52% 346 3.49% 703 3.28% Total deposits $ 8,923 0.79% $ 8,599 0.86% $ 7,405 1.23% Number of banking branches As of Jun 30, 2012 As of Mar 31, 2012 As of Jun 30, 2011 111 113 162

Commercial RE Portfolio

As of June 30, 2012

$ in thousands

	New Commercial RE					Legacy Commercial RE				
Property Type	Balance	30 - 59 Days Past Due	60 - 89 Days Past Due	90+ Days Past Due (1)	Total Reserves	Balance	30 - 59 Days Past Due	60 - 89 Days Past Due	90+ Days Past Due (1)	Total Reserves
Construction one-to-four family	-	-	-	-	-	$1,026.9	-	-	$1,026.9	-
Land	161.8	-	-	-	2.7	10,741.5	-	-	7,598.7	616.6
Services	-	-	-	-	-	-	-	-	-	-
Commercial & Industrial Loans	3,579.7	-	-	-	59.8	-	-	-	-	-
One-to-four family conventional	463.8	-	-	-	7.7	3,314.7	71.8	-	672.2	287.5
mortgage	-	-	-	-	-	-	-	-	-	-
Mult-family conventional	132,888.4	-	-	-	2,219.2	59,087.0	647.9	-	1,364.0	4,420.8
Commercial non-owner occupied	111,843.1	-	-	-	1,867.8	609,251.7	544.1	2,344.7	118,628.8	43,105.9
Secured by non-farm, non-residential	33,119.1	-	-	-	553.1	62,425.3	453.9	-	8,777.7	4,436.3
Other	47,905.9	-	-	-	800.0	394.4	-	-	-	29.9
Negative Escrow	0.3	-	-	-	-	2,076.2	-	-	-	-
Net deferred fees and other	(1,801.6)	-	-	-	-	(1,463.1)	-	-	-	-
Total:	**$328,160.5**	**$0.0**	**$0.0**	**$0.0**	**$5,510.3**	**$746,854.6**	**$1,717.7**	**$2,344.7**	**$138,068.3**	**$52,897.0**

(1) 90+ days past due loans include performing non-accruals.

Note: " Legacy CRE" consists of loans originated prior to 2011, including those refinanced during 2009 and 2010, while "New CRE" consists of loans originated during 2011 and 2012.

28

Totals may not foot due to rounding

Flagstar Bancorp

Commercial RE Portfolio – by State

As of June 30, 2012

$ in thousands

State	Construction One-to-Four Family	Land	Services	Commercial and Industrial Loans	One-to-Four Family Conventional	One-to-Four Family Closed End Mortgage	Multi-Family Conventional	Commercial Non-Owner Occupied	Secured by Non-farm, Non-residential	Other	Total
MI	$0	$688	$0	$337	$3,778	$0	$57,106	$357,353	$53,702	$1,387	**$474,350**
NY	-	-	-	-	-	-	100,596	25,184	9,477	9,500	**144,758**
GA	-	-	-	-	-	-	2,720	69,668	8,723	-	**81,112**
IN	-	5,225	-	-	-	-	-	44,925	6,171	-	**56,320**
VA	-	-	-	-	-	-	-	42,513	-	3,818	**46,331**
MA	-	-	-	-	-	-	19,583	4,357	3,644	13,943	**41,526**
CT	-	-	-	3,243	-	-	-	37,362	-	-	**40,604**
FL	-	-	-	-	-	-	-	24,095	-	7,846	**31,941**
KY	-	4,991	-	-	-	-	-	11,903	-	-	**16,895**
RI	-	-	-	-	-	-	923	13,962	-	1,918	**16,803**
TN	-	-	-	-	-	-	-	10,862	1,269	-	**12,130**
NC	-	-	-	-	-	-	-	7,444	3,871	-	**11,314**
OH	-	-	-	-	-	-	-	9,473	1,347	-	**10,820**
PA	-	-	-	-	-	-	9,937	852	-	-	**10,788**
TX	-	-	-	-	-	-	-	10,617	-	-	**10,617**
Other	1,027	-	-	-	-	-	1,112	50,526	7,341	8,700	**68,706**
Total	**$1,027**	**$10,903**	**$0**	**$3,580**	**$3,778**	**$0**	**$191,975**	**$721,095**	**$95,544**	**$47,112**	**$1,075,015**

Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit.

Totals may not foot due to rounding

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Flagstar Bancorp

30 Commercial RE Portfolio – by Vintage As of June 30, 2012 Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit. Totals may not foot due to rounding Vintage Construction One-to-Four Family Land Services Commercial and Industrial Loans One-to-Four Family Conventional One-to-Four Family Closed End Mortgage Multi-Family Conventional Commercial Non-Owner Occupied Secured by Non-farm, Non- residential Other Total Older $0 $0 $0 $0 $197 $0 $9,534 $31,112 $4,861 $0 $45,704 2003 - 460 - - - - 4,504 27,536 4,545 - 37,046 2004 - - - - 9 - 9,288 76,516 4,343 - 90,155 2005 - - - - - - 15,833 47,730 3,468 - 67,032 2006 - 4,991 - - 53 - 3,646 113,506 10,108 - 132,304 2007 - 2,082 - - 446 - 6,876 156,187 28,480 - 194,071 2008 - - - - 319 - 3,792 117,301 6,621 - 128,033 2009 - 66 - - 387 - - 10,066 - - 10,519 2010 1,027 - - - 1,903 - 5,614 14,261 - - 22,806 2011 - 3,305 - - 14 - 129,519 103,602 23,114 37,073 296,628 2012 - - - 3,580 450 - 3,369 23,277 10,005 10,039 50,719 Total 1,027 10,903 - 3,580 3,778 - 191,975 721,095 95,544 47,112 1,075,015 $ in thousands

First Mortgage Portfolio – by State

As of June 30, 2012

$ in thousands

State	AFS ARM	AFS Fixed	AFS Balloon	AFS Total	AFS % of Total	HFI ARM	HFI Fixed	HFI Balloon	HFI Total	HFI % of Total
CA	$ 87,559	$ 730,951	$ -	$ 818,510	36.7%	$ 530,353	$ 366,568	$ 65,520	$ 962,441	31.7%
FL	9,846	132,457	-	142,303	6.4%	270,294	117,151	18,448	405,893	13.3%
MI	7,157	101,024	-	108,181	4.8%	243,308	53,149	15,998	312,455	10.3%
WA	20,799	67,797	-	88,596	4.0%	91,670	44,308	7,454	143,432	4.7%
AZ	6,055	73,806	-	79,861	3.6%	78,360	44,661	5,357	128,377	4.2%
TX	9,101	129,160	-	138,261	6.2%	27,339	31,843	2,564	61,746	2.0%
CO	3,367	48,963	-	52,330	2.3%	58,059	20,848	6,589	85,496	2.8%
MD	4,478	47,257	-	51,735	2.3%	46,627	28,686	6,001	81,314	2.7%
NY	3,195	53,497	-	56,692	2.5%	32,042	35,079	3,984	71,105	2.3%
VA	2,722	48,502	-	51,224	2.3%	46,334	19,933	5,872	72,139	2.4%
IL	7,432	50,774	-	58,206	2.6%	30,708	22,485	2,658	55,850	1.8%
NJ	2,864	43,478	-	46,342	2.1%	30,798	22,804	4,206	57,808	1.9%
GA	2,019	39,440	-	41,460	1.9%	33,919	21,947	4,889	60,755	2.0%
NV	-	13,849	-	13,849	0.6%	42,076	14,183	3,984	60,243	2.0%
OH	1,075	21,583	-	22,658	1.0%	36,568	10,334	948	47,850	1.6%
OR	3,733	27,651	-	31,384	1.4%	16,461	19,545	1,496	37,502	1.2%
MA	2,670	34,108	-	36,778	1.6%	14,831	8,817	3,268	26,916	0.9%
MO	1,186	33,349	-	34,535	1.5%	11,529	11,682	144	23,355	0.8%
Other	19,758	338,588	357	358,704	16.1%	213,660	113,494	18,975	346,129	11.4%
Total :	$ 195,016	$ 2,036,236	$ 357	$ 2,231,609	100%	$ 1,854,936	$ 1,007,518	$ 178,353	$ 3,040,808	100%

Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools.

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Flagstar Bancorp

First Mortgage Portfolio – by Vintage 32 Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. As of June 30, 2012 ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total Older 2,208$ 1,035$ -$ 3,243$ 0.1% 50,408$ 23,517$ 4,033$ 77,958$ 2.6% 2003 12,525 1,168 - 13,693 0.6% 160,324 22,275 7,869 190,468 6.3% 2004 12,395 1,767 - 14,162 0.6% 535,896 33,705 15,657 585,258 19.2% 2005 16,990 2,636 - 19,626 0.9% 575,862 45,421 24,277 645,560 21.2% 2006 4,520 6,974 89 11,583 0.5% 124,489 117,755 22,400 264,644 8.7% 2007 11,989 34,929 268 47,186 2.1% 347,248 570,132 100,309 1,017,689 33.5% 2008 530 25,027 - 25,558 1.1% 18,794 90,738 3,607 113,139 3.7% 2009 569 27,494 - 28,063 1.3% 8,982 53,110 200 62,292 2.0% 201 6,167 4,222 - 10,388 0.5% 9,372 15,467 - 24,839 0.8% 2011 54,440 28,184 - 82,623 3.7% 15,232 28,308 - 43,541 1.4% 2012 72,684 1,902,800 - 1,975,484 88.5% 8,329 7,092 - 15,420 0.5% Total : 195,016$ 2,036,236$ 357$ 2,231,609$ 100% 1,854,936$ 1,007,518$ 178,353$ 3,040,808$ 100% $ in thousands Year AFS HFI

First Mortgage Portfolio – by Current FICO 33 Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. As of June 30, 2012 ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total No Score -$ 17,000$ -$ 17,000$ 0.8% 317$ 3,663$ -$ 3,980$ 0.1% < 580 836 13,459 - 14,296 0.6% 162,370 207,168 23,154 392,692 12.9% 580 - 619 85 16,747 268 17,100 0.8% 121,197 102,781 26,553 250,531 8.2% 620 - 659 3,324 136,293 89 139,706 6.3% 192,031 128,248 34,385 354,664 11.7% 660 - 699 14,705 299,249 - 313,954 14.1% 323,376 152,382 35,600 511,357 16.8% > 699 176,066 1,553,487 - 1,729,553 77.5% 1,055,647 413,275 58,661 1,527,584 50.2% Total : 195,016$ 2,036,236$ 357$ 2,231,609$ 100% 1,854,936$ 1,007,518$ 178,353$ 3,040,808$ 100% $ in thousands FICO AFS HFI

First Mortgage Portfolio – by Original LTV 34 Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. Original LTV equals original principal balance divided by appraised value at origination. As of June 30, 2012 ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 70 86,905$ 494,167$ -$ 581,072$ 26.0% 419,548$ 226,759$ 33,197$ 679,504$ 22.3% 70 - 79.99 52,287 362,799 - 415,086 18.6% 607,288 345,484 63,557 1,016,329 33.4% 80 - 90 33,800 372,123 89 406,012 18.2% 712,083 302,844 72,769 1,087,697 35.8% > 90 22,024 807,147 268 829,440 37.2% 116,017 132,432 8,830 257,278 8.5% Total : 195,016$ 2,036,236$ 357$ 2,231,609$ 100% 1,854,936$ 1,007,518$ 178,353$ 3,040,808$ 100% $ in thousands Original LTV AFS HFI

First Mortgage Portfolio – by HPI Adjusted LTV 35 Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. The housing price index (HPI adjusted) LTV is updated from the original LTV based on Metropolitan Statistical Area-level Office of Federal Housing Enterprise Oversight (OFHEO) data. As of June 30, 2012 ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 70 96,132$ 510,975$ -$ 607,107$ 27.2% 384,139$ 111,228$ 15,734$ 511,101$ 16.8% 70 - 79.99 50,718 412,489 89 463,296 20.8% 308,912 95,984 15,618 420,514 13.8% 80 - 90 16,814 288,468 - 305,282 13.7% 308,094 132,675 22,863 463,633 15.2% > 90 31,352 824,305 268 855,926 38.4% 853,791 667,630 124,139 1,645,560 54.1% Total : 195,016$ 2,036,236$ 357$ 2,231,609$ 100% 1,854,936$ 1,007,518$ 178,353$ 3,040,808$ 100% $ in thousands HPI Adjusted LTV AFS HFI

36 Non-Agency Investment Securities AFS Portfolio As of Jun 30, 2012 Note: Excludes agency investment securities, which are sold in normal course. Totals may not foot due to rounding Investment Name CUSIP Current Principal OTTI Impairment Mark-to- Market Net Book Value M SP F M SP F CWALT 2006-45T1 2A5 02149JAU0 $25,560 ($6,601) ($800) $18,158 Aaa AAA AAA Caa3 CC C CWHL 2007-3 A1 12543RAA7 25,888 (3,423) (841) 21,625 NR AAA AAA NR CCC C CWHL 2006-18 1A1 12543WAA6 19,774 (1,934) (385) 17,455 NR AAA AAA NR CC C CWHL 2005-23-A1 126694GU6 26,719 (1,860) (141) 24,717 NR AAA AAA NR CCC B CWHL 2006-1 A2 126694XC7 22,412 (3,061) (721) 18,630 NR AAA AAA NR CC C CWHL 2007-J1 1A1 12669MAA6 43,483 (6,322) (2,881) 34,280 NR AAA AAA NR D D CWALT TR 2006-J8 23245LAD2 25,582 (9,211) (55) 16,316 NR AAA AAA NR D D CWALT 2007-1T1 1A1 23246KAA9 28,357 (9,021) (1,665) 17,671 Aaa AAA AAA Ca D D JPMMT 2006-S4 A7 46629SAG7 43,975 (6,595) (1,908) 35,472 Aaa AAA AAA Caa2 D D Subtotal $261,750 ($48,029) ($9,397) $204,325 GMS Trust 2006-1 33848FAA1 $114,331 ($2,793) ($11,232) $100,306 Aaa AAA NR B3 AAA NR Subtotal $114,331 ($2,793) ($11,232) $100,306 Total $376,081 ($50,821) ($20,628) $304,631 Initial Current $ in thousands

37 Real Estate Owned Portfolio As of June 30, 2012 Totals may not foot due to rounding $ in thousands Commercial % Receivership % Construction % Manufactured Homes % Single Family Homes % Total % Current Month 7,216$ 24.3% -$ 0.0% 526$ 29.6% -$ 0.0% 3,266$ 6.6% 11,008$ 10.3% 30 days 489 1.6% 701 4.4% 80 4.5% 60 14.1% 7,807 15.8% 9,137 8.5% 60 days 3,066 10.3% - 0.0% 329 18.5% 162 38.4% 5,224 10.5% 8,780 8.2% 90 days 417 1.4% - 0.0% - 0.0% - 0.0% 3,090 6.2% 3,507 3.3% 91 - 180 days 1,546 5.2% 7,562 47.9% - 0.0% 89 21.2% 11,908 24.0% 21,106 19.7% 181 - 365 days 4,998 16.8% 1,616 10.2% 743 41.9% 78 18.5% 9,061 18.3% 16,496 15.4% 1 - 2 years 6,691 22.5% 5,917 37.5% 98 5.5% 33 7.9% 7,373 14.9% 20,112 18.8% 2 - 3 years 3,191 10.7% - 0.0% - 0.0% - 0.0% 1,014 2.0% 4,205 3.9% 3 - 4 years 65 0.2% - 0.0% - 0.0% - 0.0% 784 1.6% 848 0.8% 4 - 5 years 2,040 6.9% - 0.0% - 0.0% - 0.0% 6 0.0% 2,046 1.9% Reconciling Items - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% Loans to Facilitate - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% 9,989 9.3% Total 29,719$ 100.0% 15,796$ 100.0% 1,775$ 100.0% 422$ 100.0% 49,533$ 100.0% 107,235$ 100.0%

Asset Quality by Loan Type – HFI

As of June 30, 2012

$ in thousands

Loan Type	Balance	Non-performing Loans	% of Balance	% of Overall NPLs	Q2 '12 Charge Offs, Net of Recoveries	Collectively Evaluated Reserves [1]	Individually Evaluated Reserves [2]	Total Reserves
Residential first mortgage	$3,101,763	$360,366	11.62%	68.96%	$15,978	$75,310	$99,830	$175,140
Second mortgage	127,434	8,368	6.57%	1.60%	3,028	14,654	5,429	20,083
Construction	374	374	100.00%	0.07%	-	-	-	-
Warehouse	1,261,442	28	0.00%	0.01%	-	1,556	-	1,556
HELOC	198,228	10,086	5.09%	1.93%	4,163	15,073	2,780	17,853
Consumer	57,605	1,138	1.98%	0.22%	333	3,078	83	3,161
Commercial RE	1,075,015	142,131	13.22%	27.20%	28,926	48,703	9,704	58,407
Commercial NRE	728,396	57	0.01%	0.01%	-	10,777	23	10,800
Total:	$6,550,257	$522,548	7.98%	100.00%	$52,428	$169,151	$117,849	$287,000

(1) Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for unimpaired loans

(2) Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.

Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals.

38

Totals may not foot due to rounding

Flagstar Bancorp

39 Non-performing Loans HFI – by State As of June 30, 2012 Totals may not foot due to rounding Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. State Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Warehouse Total Percent of Total CA $94,849 26.2% $2,046 $767 $6,707 - - - - $104,370 20.4% FL 83,252 23.0% 670 46 10,785 - - - - 94,753 18.5% MI 17,535 4.8% 837 1,426 57,508 56 304 164 - 77,829 15.2% GA 7,008 1.9% 110 200 28,307 - - 24 - 35,649 7.0% NY 14,713 4.1% 83 59 - - - 5 - 14,860 2.9% KY 1,345 0.4% - - 13,375 - - - - 14,721 2.9% WA 13,532 3.7% 504 8 - - - - - 14,043 2.7% NV 12,085 3.3% 69 136 - - - - - 12,290 2.4% IL 9,158 2.5% 29 87 2,561 - - - - 11,836 2.3% MD 11,251 3.1% 107 182 - - - - - 11,540 2.3% NJ 11,442 3.2% - - - - - - - 11,442 2.2% TX 9,557 2.6% 71 - - - - - - 9,629 1.9% IN 2,208 0.6% - 346 6,900 - 70 82 - 9,606 1.9% AZ 8,778 2.4% 200 85 - - - - - 9,063 1.8% OH 5,076 1.4% 71 41 2,004 - - - 28 7,221 1.4% Other 60,123 16.6% 1,351 743 9,919 - - 1 - 72,137 14.1% Total $361,913 100.0% $6,147 $4,125 $138,068 $56 $374 $276 $28 $510,988 100.0% $ in thousands

40 Non-performing Loans HFI – by Vintage As of June 30, 2012 Totals may not foot due to rounding Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. Vintage Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Warehouse Total Percent of Total Older $20,530 5.7% $564 $1,112 $9,461 $12 $70 $17 - $31,766 6.2% 2004 27,735 7.7% 264 410 12,862 - - 10 - 41,282 8.1% 2005 41,907 11.6% 212 313 10,657 - - 127 - 53,216 10.4% 2006 31,857 8.8% 566 14 51,698 - - 16 - 84,150 16.5% 2007 156,475 43.2% 4,218 2,174 32,704 - - 48 - 195,619 38.3% 2008 51,293 14.2% 324 97 8,733 5 304 15 - 60,772 11.9% 2009 16,094 4.4% - - 621 - - 2 28 16,745 3.3% 2010 6,265 1.7% - - 8,859 - - 17 - 15,141 3.0% 2011 9,757 2.7% - 6 2,473 38 - 23 - 12,297 2.4% 2012 - 0.0% - - - - - 1 - 1 0.0% Total $361,913 100.0% $6,147 $4,126 $138,068 $56 $374 $276 $28 $510,988 100% $ in thousands

41 Non-GAAP Reconciliation Totals may not foot due to rounding $ in millions Q2 2012 Q1 2012 Q4 2011 Q3 2011 Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010 Gain (loss) before tax provision and dividends $87.9 ($7.3) ($74.9) ($9.2) ($69.9) ($26.7) ($185.3) ($17.9) ($92.3) Add back: Provisi n for loan losses 58.4 114.7 63.5 36.7 48.4 28.3 225.4 51.4 86.0 Asset resolution 20.9 36.8 32.4 34.5 23.3 38.1 41.8 44.3 52.6 Other than temporary impairment on investments AFS 1.0 1.2 7.1 1.3 15.6 0.0 1.3 0.0 0.4 Representation and warranty reserve 46.0 60.5 69.3 39.0 21.4 20.4 10.3 13.0 11.4 Write down of residual interest 1.2 0.4 0.8 0.2 2.3 2.4 (3.8) 4.7 4.3 Reserve increase for reinsurance 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.4 Total credit related costs: 127.6 213.6 173.2 111.7 110.9 89.2 275.0 113.3 155.1 Pre-tax, pre-credit-cost revenue $215.5 $206.3 $98.3 $102.5 $41.0 $62.5 $89.7 $95.4 $62.8

42 Non-GAAP Reconciliation Totals may not foot due to rounding $ in millions 6/30/2012 3/31/2012 6/30/2011 Non-performing assets $538.8 $515.3 $513.4 Tier 1 Capital 1,296.0 1,207.2 1,267.9 Allowance for Loan Losses 287.0 281.0 274.0 Tier 1 Capital + Allowance for Loan Losses 1,583.0 1,488.2 1,541.9 Non-performing assets/ Tier 1 Capital + Allowance for Loan Losses 34.04% 34.63% 33.30% $ in millions 6/30/2012 3/31/2012 6/30/2011 Tier 1 capital $1,296.0 $1,207.2 $1,267.9 Preferred stock (266.7) (266.7) (266.7) Qualifying trust preferred securities (240.0) (240.0) (240.0) Tier 1 common 789.3 700.6 761.2 Total risk-weighted assets 8,224.3 8,168.1 6,870.9 Tier 1 common/ Total risk-weighted assets 9.60% 8.58% 11.08%